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                                                                   Exhibit 10.04
                          CADENCE DESIGN SYSTEMS, INC.

                             A DELAWARE CORPORATION

                        1993 DIRECTORS STOCK OPTION PLAN

                            AS ADOPTED JULY 22, 1993



         1. PURPOSE. This Stock Option Plan ("Plan") is established to provide equity incentives for members of the Board of Directors of Cadence Design Systems, Inc., a Delaware corporation (the "Company") who are not employees of the Company, by granting such persons options to purchase shares of stock of the Company.

         2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall become effective on the date that it is adopted by the Board of Directors (the "Board") of the Company. This Plan shall be approved by the stockholders of the Company within twelve months before or after the date this Plan is adopted by the Board.

         3. TYPES OF OPTIONS AND SHARES. Options granted under this Plan (the "Options") shall be nonqualified stock options ("NQSOs"). The shares of stock that may be purchased upon exercise of Options granted under this Plan (the "Shares") are shares of the common stock of the Company.

         4. NUMBER OF SHARES. The maximum number of Shares that may be issued pursuant to Options granted under this Plan is 107,223 Shares*, subject to adjustment as provided in this Plan. If any Option is terminated for any reason without being exercised in whole or in part, the Shares thereby released from such Option shall be available for purchase under other Options subsequently granted under this Plan. At all times during the term of this Plan, the Company shall reserve and keep available such number of Shares as shall be required to satisfy the requirements of outstanding Options under this Plan.

         5. ADMINISTRATION. This Plan shall be administered by the Board or by a committee of not less than two members of the Board appointed to administer this Plan (the "Committee"). As used in this Plan, references to the Committee shall mean either such Committee or the Board if no committee has been established. The interpretation by the Committee of any of the provisions of this Plan or any Option granted under this Plan shall be final and binding upon the Company and all persons having an interest in any Option or any Shares purchased pursuant to an Option.

*Does not include 337,777 Options granted under the predecessor plan (the 1988 Directors Stock Option Plan).





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         6.      ELIGIBILITY.  The Directors Plan provides that options may be granted only to such directors of the Company (collectively, "Optionees" and individually "Optionee") as the Committee shall select from time to time; provided, however, that no director of the Company who is also an employee of the Company or of any parent or subsidiary of the Company may be granted an Option. Optionees may be granted more than one Option; provided, however, that the aggregate number of shares subject to all Options granted to an Optionee will be as follows: (i) 100,000 shares, in the case of Options granted to the Chairman of the Board, (ii) 75,000 shares, in the case of Options granted to the Chairman of the Compensation Committee of the Board, and (iii) 50,000 shares, in the case of Options granted to any other director. Options will be granted on the date or dates specified in Section 7(d) below. The provisions of this Section 6 shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986, as amended or the rules thereunder.

         7. TERMS AND CONDITIONS OF OPTIONS. The Committee shall determine all terms and conditions of the Option, subject to the following terms and conditions:

                 (a) Form of Option Grant. Each Option granted under this Plan shall be evidenced by a written Stock Option Grant ("Grant") in such form (which need not be the same for each Optionee) as the Committee shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of this Plan.

                 (b) Exercise Price. The exercise price of an Option shall be the fair market value of the Shares, at the time that the Option is granted, as determined by the Committee in good faith; provided, however, that where there is a public market for the Company's Common Stock, the fair market value per Share shall be the average of the high and low closing sales price of the Company's Common Stock on the date of grant, as quoted on the New York Stock Exchange.

                 (c) Exercise Period. Options shall be exercisable as to 1/3rd of the Shares on the first anniversary of the Grant Date and as to an additional 1/36th of the Shares for each full month thereafter, and remain exercisable for a period of ten years; provided, however, that no Option shall be exercisable after the expiration of ten years from the date of grant, and provided further that notwithstanding anything to the contrary, with respect to the initial grant of an Option, if an Optionee ceases to serve as Chairman of the Board or as Chairman of the Compensation Committee of the Board but continues to serve as a member of the Board, then Options to purchase in excess of an aggregate of 50,000 shares ("Extra Options") held by such Optionee shall terminate and may not be exercised, except within the time periods and to the extent described in the Grant, with the date of such cessation deemed the Termination Date, and the fact of such cessation deemed the cessation or termination of service as a Director, within the meaning of those Sections with respect only to such Extra Options.

                 (d) Date of Grant. The initial Option grant to a director shall be for 20,000 shares and such Option will be deemed granted on the date of appointment to the position of director. Subsequent grants in increments of 15,000 shares up to the maximum of 50,000 shares shall be immediately after the date on which his or her outstanding options become fully exercisable. The date of grant of an Extra Option for the Chairman of the Board and Chairman of the Compensation Committee shall be immediately upon election to such position, whichever is later, or upon stockholder approval of an amendment to the Plan, authorizing such Extra Option. The Grant representing the Option shall be delivered to the Optionee within a reasonable time after the granting of the Option.





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         8.      EXERCISE OF OPTIONS.

                 (a) Notice. Options may be exercised only by delivery to the Company of written notice and exercise agreement in a form approved by the Committee, stating the number of Shares being purchased, the restrictions imposed on the Shares and such representations and agreements regarding the Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws, together with payment in full of the exercise price for the number of Shares being purchased.

                 (b) Payment. Payment for the Shares may be made (i) in cash (by check), (ii) by surrender of shares of common stock of the Company having a fair market value equal to the exercise price of the Option: (iii) where permitted by applicable law, by tender of a full recourse promissory note having such terms as may be approved by the Committee; or (iv) by any combination of the foregoing.

                 (c) Withholding Taxes. Prior to issuance of the Shares upon exercise of an Option, the Optionee shall pay or make adequate provision for federal or state withholding obligations of the Company, if applicable.

                 (d) Limitations on Exercise. Notwithstanding the exercise periods set forth in the Grant, exercise of an Option shall always by subject to the following limitations:

                          (i)     An Option shall not be exercisable unless
such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

 (ii)    An Option shall not be exercisable until this Plan has been approved by the stockholders of the Company.

                          (iii)   The Committee may specify a reasonable
minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Optionee from exercising the full number of Shares as to which the Option is then exercisable.

         9. NONTRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee. No Option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         10. PRIVILEGES OF STOCK OWNERSHIP. No Optionee shall have any of the rights of a stockholder with respect to any Shares subject to an Option until the Option has been validly exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in this Plan. The Company shall provide to each Optionee a copy of the annual financial statements of the Company, at such time after the close of each fiscal year of the Company as they are released by the Company to its stockholders.

         11. ADJUSTMENT OF OPTION SHARES. In the event that the number of outstanding shares of common stock of the Company is changed by a stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the Company without consideration, the number of Shares available under this Plan and the number of Shares subject to outstanding Options and the exercise price per





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share of such Options shall be proportionately adjusted, subject to any required action by the Board or stockholders of the Company and compliance with applicable securities laws; provided, however, that no certificate or scrip representing fractional shares shall be issued upon exercise of any Option and any resulting fractions of a Share shall be ignored.

         12. NO OBLIGATION TO RETAIN. Nothing in this Plan or any Option granted under this Plan shall confer to any Optionee any right to continue as a Director of the Company.

         13. COMPLIANCE WITH LAWS. The grant of Options and the issuance of Shares upon exercise of any Options shall be subject to and conditioned upon compliance with all applicable requirements of law, including without limitation compliance with the Securities Act of 1933, as amended, any required approval by the Commissioner of Corporations of the State of California, compliance with all other applicable state securities laws and compliance with the requirements of any stock exchange on which the Shares may be listed. The Company shall be under no obligation to register the Shares with the Securities and Exchange Commission or to effect compliance with the registration or qualification requirement of any state securities laws or stock exchange.

         14. ACCELERATION OF OPTIONS ON ACQUISITION. In the event of a dissolution or liquidation of the Company, a merger in which the Company is not the surviving corporation, or the sale of substantially all of the assets of the Company, any or all outstanding Options shall, notwithstanding any contrary terms of the Grant, accelerate and become exercisable in full prior to the consummation of such dissolution, liquidation, merger or sale of assets.

         15. AMENDMENT OR TERMINATION OF PLAN. Subject to the limitations set forth in Section 6 above, the Committee may at any time terminate or amend this Plan in any respect (including, but not limited to, any form of Grant, agreement or instrument to be executed pursuant to this Plan); provided, however, that the Committee shall not, without the approval of the stockholders of the Company, increase the total number of Shares available under this Plan (except by operation of the provisions of this Plan) or change the class of persons eligible to receive Options. In any case, no amendment of this Plan may adversely affect any then outstanding Options or any unexercised portions thereof without the written consent of the Optionee.

         16. TERM OF PLAN. Options may be granted pursuant to this Plan from time to time within a period of ten years from the date this Plan is adopted by the Board of Directors.
                                     # # #





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                          CADENCE DESIGN SYSTEMS, INC.

                          STOCK OPTION GRANT AGREEMENT

                        1993 DIRECTORS STOCK OPTION PLAN


OPTIONEE:___________________________________________________

ADDRESS: ___________________________________________________

TOTAL OPTIONS GRANTED: ___________________________________

EXERCISE PRICE PER SHARE: _________________________________

DATE OF GRANT: _____________________________________________

EXPIRATION DATE: ___________________________________________

TYPE OF STOCK OPTION:  NONQUALIFIED

         1. GRANT OF OPTION. Cadence Design Systems, Inc., a Delaware corporation (the "Company"), hereby grants to the optionee named above ("Optionee") an option (this "Option") to purchase the total number of shares of common stock of the Company set forth above (the "Shares") at the exercise price per share set forth above (the "Exercise Price:), subject to all of the terms and conditions of this Grant and the Company's 1988 Directors Stock Option Plan as adopted July 22, 1993 (the "Plan").

         2. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of the Plan and this Grant, this Option shall become exercisable as to portions of the Shares as follows: this Option shall vest over a three-year period, becoming exercisable as to 1/3rd of the Shares on the first anniversary of the Grant Date and as to an additional 1/36th of the Shares for each full month thereafter, with the number of Shares as to which this Option may be exercised at a given time being rounded to the nearest whole number, not to exceed the total number of Shares; provided, however, that this Option shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date.

         3. RESTRICTIONS ON EXERCISE. Exercise of this Option is subject to the following limitations:

                 (a) This Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, and all applicable state securities laws, as they are in effect on the date of exercise.

                 (b) This Option may not be exercised as to fewer than 100 Shares unless it is exercised as to all Shares as to which this Option is then exercisable.





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         4.      TERMINATION OF OPTION.  Except as provided below in this
Section, this Option shall terminate and may not be exercised if Optionee ceases to serve as a Director of the Company. The Board of Directors of the Company shall have discretion to determine whether Optionee has ceased to serve as a Director of the Company and the effective date on which such service terminated (the "Termination Date").

                 (a) If Optionee ceases to serve as a Director of the Company for any reason except death or disability, this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee within seven months after the Termination Date, but in any event no later than the Expiration Date.

                 (b) If Optionee's service as a Director of the Company is terminated because of the death of Optionee or disability of Optionee within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, this Option, to the extent that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee's legal representative) within twelve months after the Termination Date but in any event no later than the Expiration Date.

                 Nothing in the Plan or this Grant shall confer on Optionee any right to continue to serve as a Director of the Company.

         5.      MANNER OF EXERCISE.

                 (a) This Option shall be exercisable by delivery to the Company of an executed written Notice and Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company, which shall set forth Optionee's election to exercise this Option, the number of Shares being purchased, any restrictions imposed on the Shares and such other representations and agreements regarding Optionee's investment intent and access to information as may be required by the Company to comply with applicable securities laws.

                 (b) Such notice shall be accompanied by full payment of the exercise Price for the Shares being purchased (i) in cash (by check); (ii) by surrender of Shares of Common Stock of the Company having a fair market value equal to the Exercise Price; (iii) where permitted by applicable law, by tender of a full recourse promissory note having such terms as the Board of Directors or the committee thereof that administers the Plan may approve; or (iv) by any combination thereof.

         (c) Prior to the issuance of the Shares upon exercise of this Option, Optionee must pay or make adequate provision for any applicable federal or state withholding obligations of the Company.

         (d) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Optionee or Optionee's legal representative.

         6.      COMPLIANCE WITH LAWS AND REGULATIONS.   The issuance and
transfer of Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Optionee understands that the Company is under no obligation to register or qualify the Shares with the Securities and Exchange





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Commission, any state securities commission or any stock exchange to effect such compliance.

         7. NON TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, successors and assigns of the Optionee.

         8. TAX CONSEQUENCES. Set forth below is a brief summary as of the date of this Option of some of the federal and California tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

                 There may be a regular federal income tax liability and a California income tax liability upon the exercise of the Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, of any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. Any gain on sale of the Shares will be taxed as capital gain.

         9. INTERPRETATION. Any dispute regarding the interpretation of this Grant shall be submitted by Optionee or the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.


                                   ACCEPTANCE

         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions thereof, and accepts this Option subject to all the terms and provisions of the Plan and this Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

                                            ____________________________________
                                                   Optionee





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